Scudder
Pathway Series:

Conservative Portfolio

Balanced Portfolio

Growth Portfolio

Semiannual Report
February 28, 1999

No-Load Funds

For investors seeking professionally managed and diversified portfolios through investment in a select mix of Scudder Funds.

Three no-load portfolios with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                             Scudder Pathway Series
--------------------------------------------------------------------------------
Conservative Portfolio     Date of Inception: 11/15/96    Ticker Symbol:  SCPCX

Balanced Portfolio         Date of Inception: 11/15/96    Ticker Symbol:  SPBAX

Growth Portfolio           Date of Inception: 11/15/96    Ticker Symbol:  SPGRX
--------------------------------------------------------------------------------

o During the six-month reporting period, equities rebounded from their October lows. In the U.S., the most significant returns were concentrated in large company growth stocks, while value stocks and smaller companies continued to underperform.

o As investors regained their tolerance for risk, Treasury prices dropped, while corporate bonds, mortgage-backed securities, and emerging markets bonds rebounded.

o The Portfolios' broad diversifications allowed investors to participate in the positive performance of multiple asset classes, and helped to dampen the volatility that characterized this period.


                                Table of Contents

   3  Letter from the Series'   Balanced Portfolio              19  Financial Statements
      President                                                 27  Notes to Financial
   4  Portfolio Management        10  Portfolio Highlights          Statements
      Discussion                  11  Performance Update        29  Shareholder Meeting
                                  12  Portfolio Summary             Results
Conservative                      17  Investment Portfolio      32  Officers and Trustees
Portfolio                         25  Financial Highlights      33  Investment Products
                                                                    and Services
   7  Portfolio Highlights      Growth Portfolio                34  Scudder Solutions
   8  Performance Update
   9  Portfolio Summary           13  Portfolio Highlights
  16  Investment Portfolio        14  Performance Update
  24  Financial Highlights        15  Portfolio Summary
                                  18  Investment Portfolio
                                  26  Financial Highlights

                           2 - Scudder Pathway Series

                        Letter from the Series' President

Dear Shareholders,

     The investment backdrop for Scudder Pathway Series has been positive in the last six months, as financial assets have benefited from continued strong growth in the United States and the resurgence of investor confidence on a global basis. Although most asset classes rose in the period, the variation in returns among sectors was substantial. In the equity market, for example, large company stocks continued to outperform smaller companies, and growth once again outpaced value. The picture was mixed overseas as well, where solid returns in Europe were offset by weakness in Japan and the emerging markets. A similar phenomenon occurred in the bond market, where mortgage-backed and corporate issues bounced back strongly while Treasury prices softened.

     At times such as these, when the markets are volatile and substantial differences exist in the returns of various regions and asset classes, the importance of diversification is paramount. Today, more than ever, it is necessary to take a long-term approach that offers exposure to a variety of sectors and focuses on risk management. For investors who wish to have a professionally managed portfolio of funds that is designed to effectively navigate the twists and turns of the financial markets, we believe that the Pathway Series remains a compelling choice. For more information on these portfolios, please see the Portfolio Management Discussion that begins on page 4.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Pathway Series. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pathway Series

                           3 - Scudder Pathway Series

                         Portfolio Management Discussion

We asked Benjamin W. Thorndike, lead portfolio manager of Scudder Pathway Series, to discuss the market environment and Scudder's investment strategy for the Pathway Series for the six-month period ended February 28, 1999.

Q: While overseas economies have continued to experience weakness in the past half-year, the United States has been relatively unaffected. To what do you attribute this phenomenon?

A: From a macroeconomic standpoint, the recent notion that the U.S. is an "island of prosperity" has so far been correct. Although confidence was shaken at various points by the crises overseas, growth in the U.S. has so far remained on a steady track. In the fourth quarter of 1998, in fact, the country's gross domestic product grew at an astounding 6.0%. Inflation has been virtually nonexistent, tamed in part by higher productivity and technological innovation. Consumer spending remains robust, unemployment is low, and the interest rate outlook is benign. In other words, the investment backdrop would appear to be ideal.

Despite all of this good news, however, there has been a downside to the deflationary trend. Declining commodity prices have taken a toll on the bottom lines of both individual companies and entire regions of the developing world. Continued weakness in Asia, the inability of Japan's government to repair the country's economy, and the currency crisis in Brazil all tempered investor optimism during the reporting period. In addition, the same deflationary forces that have been so beneficial to U.S. consumers have limited the pricing power of most companies, weakening their earnings in the process. Reflecting the dichotomous nature of the investment environment, financial assets of all stripes have experienced unusually high volatility in the past six months.

Q: How has the stock market reacted to these developments?

A: In light of recent events, it's somewhat misleading to refer to the "stock market" as a single entity. On the surface, the strong returns of the popular market averages would appear to indicate that most investors enjoyed excellent returns during the reporting period. In reality, however, a limited number of large, familiar growth stocks continued to outperform the broader market by a wide margin, causing the indices to rise sharply even though many stocks were flat, or even down, in the period. With corporate earnings under pressure, market participants flocked to stocks perceived to have the most reliable growth characteristics. Value stocks were largely overlooked, leading entire sectors such as energy, natural resources, and capital equipment makers to underperform. Many small stocks also continued to trail their larger counterparts by a wide margin, frustrating the many investors who sought to diversify their portfolios away from high-profile, household names. The end result is that even though the broader averages moved higher, investors who focused on diversification or traditional measures of valuation tended to be less successful.

Q: Was the investment picture any different overseas?

A: It depends upon where you were invested. Despite shaky performance for dollar-based investors in the final two months of the period, European stocks were boosted by widespread restructuring, consolidation, and optimism

                           4 - Scudder Pathway Series
surrounding the launch of the euro. Since the region was relatively unaffected by the difficulties in the emerging markets, we emphasized Europe in the international portions of the Pathway portfolios. In Japan, the continued inability of the government to pull the country out of its economic morass prevented a sustainable recovery in equities, while emerging markets, in the aggregate, also posted weak performance over the full six months. As a result, we maintained an underweighted exposure to both areas. While it can be misleading to paint the foreign markets with a broad brush, it is reasonable to say that many of the trends affecting the U.S. market also were key factors in the performance of overseas equities: the largest companies with the most reliable earnings growth tended to perform well, while smaller companies and value stocks generally underperformed.

Q: Did bonds perform well in the disinflationary environment?

A: Yes, they did. Low inflation and reduced government borrowing provided a boost to the U.S. market, and the healthy economy helped to support the prices of corporate issues. The crises of the early autumn created severe disruptions, however, and the reverberations were still being felt as the reporting period drew to a close. Issues perceived to be immune to recessionary forces, such as the government debt of the U.S. and larger European countries, rallied in the fall on a "flight to quality," then gave up ground as investors regained their tolerance for risk. Conversely, mortgage-backed securities, corporate bonds, and emerging market debt fell sharply in September and October, then rallied in the final four months of the period. Despite their rebound, however, these securities continued to trade at prices that are low on a historical basis in relation to Treasuries.

Q: What impact did all of these factors have on the Pathway portfolios?

A: In the short term, the tendency for the strongest performance to be concentrated in narrow sectors of the markets caused the Portfolios to underperform their benchmarks, although absolute returns were relatively solid. In addition, the high level of diversification helped to offset the effects of high volatility in the period. Despite a rapidly changing investment environment, the Portfolios' allocations remained fairly stable. Our weightings are determined by an analysis of long-term factors and are designed to take advantage of trends that are expected to play out over extended periods of three to five years, or possibly even longer. Any changes that we make to the Portfolios are undertaken gradually, and are based on our long-term outlook rather than the ephemeral moods of the market. In all market conditions, we will continue to focus on our goal of providing strong risk-adjusted returns over the long term.

Q: How did you adjust the Portfolios during the period?

A: Of the few changes that were made, the most noteworthy is the ongoing, incremental increase in the Portfolios' exposures to domestic growth stocks. We continue to believe that in a world where profit growth is becoming increasingly scarce, investors will be willing to pay for what is perceived to be dependable, high quality growth. In an environment of intense pricing pressure, we believe

                           5 - Scudder Pathway Series
that "quality" will be the key driver of investment performance as competition makes revenue growth harder to achieve. Assets with high-quality, sustainable cash flows should continue to be strong performers going forward.

Q: What would you tell investors at this point?

A: The most important concept for investors to keep in mind is that in the investment world, nothing is forever. Investors in value stocks, small companies, and corporate bonds have been frustrated for months by increasingly narrow returns in the equity markets, but money will flow back into these areas in due course. We urge investors to view these developments from a long-term perspective, and to recognize the importance of holding multiple asset classes in their portfolios. In the past, patient investors who focused on diversification have been rewarded for their efforts, and we are confident that they will continue to benefit in the future.


                           6 - Scudder Pathway Series

                              Portfolio Highlights

                         Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long term growth of capital by investing substantially in bond mutual funds, with moderate exposure to equity funds.
                                   Performance

In the six-month period ended February 28, 1999, the Conservative Portfolio returned 5.69%, versus a total return of 9.05% for the Portfolio's custom benchmark. Detailed performance information is listed on Page 8.

Despite the strong returns of the major stock indices, the Portfolio's equity position posted a mixed performance for the period. On one hand, our weighting in Classic Growth Fund allowed investors to participate in the excellent returns posted by large growth companies with strong earnings growth and minimal exposure to the turbulence overseas. The Fund was ideally positioned for the investment environment of the last six months. On the other hand, Small Company Value Fund was down slightly, reflecting the continued weakness in that sector. In addition, the ongoing tendency of overseas investors to shun value stocks led to relatively flat returns for International Growth and Income Fund. Over the long term, however, we believe that both small companies and international equities will continue to be critical elements of a diversified portfolio.

The Portfolio's heavy weighting in bond funds, which stood at 64% of assets at the end of the period, contributed positively to returns. Corporate bonds and mortgage-backed securities, which are heavily represented in the Portfolio, tumbled in the first two months of the period before rebounding strongly in November and December. Although performance flattened after the start of the new year, our weightings in GNMA Fund, Income Fund, and High Yield Bond Fund all finished with positive returns for the six months.

                               Portfolio Strategy

Consistent with the long-term investment horizon of the Pathways Series, we made only minor adjustments to the Portfolio during the reporting period. The slight changes reflect a shift in favor of a higher quality portfolio that will be better positioned for an environment of slower growth. We eliminated the small weightings we held in Emerging Markets Income Fund (2%) and Emerging Markets Growth Fund (1%) as of August 31, 1998, due to the high level of risk that still exists in the developing countries. In addition, the slight increase in Classic Growth Fund and small reductions in domestic, value-oriented offerings such as Growth and Income Fund and Large Company Value Fund reflect the attractiveness of strong earnings momentum in a world where corporate profits appear to be declining.

In the fixed income portion of the Portfolio, we maintained a 7% weighting in GNMA Fund, based on our belief that the relative stability and attractive yields of GNMAs continue to offer a favorable combination. In addition, we added to our position in the Income Fund to capture the benefits of the high relative yields being offered by corporate bonds in the wake of the autumn crisis.
Other holdings remained essentially unchanged.


                           7 - Scudder Pathway Series

                   Performance Update as of February 28, 1999

-----------------------------------------------
Portfolio Index Comparison
-----------------------------------------------
                       Total Return
-----------------------------------------------
Period Ended   Growth of               Average
2/28/99          $10,000   Cumulative   Annual
-----------------------------------------------
Scudder Pathway Series: Conservative Portfolio
-----------------------------------------------
1 Year         $ 10,088      0.88%      0.88%
Life of
Portfolio*     $ 12,020     20.20%      8.39%
-----------------------------------------------

LBAB Index (60%), S&P 500 Index (25%), MSCI
All Country (ex U.S.) Index (5%), 3-month
T-Bill (10%)
--------------------------------------------
1 Year         $ 10,963      9.63%      9.63%
Life of
Portfolio*     $ 12,844     28.44%     11.79%
-----------------------------------------------
* The Portfolio commenced operations on November 15,
  1996. Index comparisons begin November 30, 1996.


-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Scudder Pathway Series: Conservative Portfolio
Year            Amount
----------------------
11/96*         $10000
2/97           $10236
5/97           $10567
8/97           $11006
11/97          $11307
2/98           $11768
5/98           $12028
8/98           $11232
11/98          $11969
2/99           $11871

LBAB Index
Year            Amount
----------------------
11/96*         $10000
2/97            $9963
5/97           $10095
8/97           $10402
11/97          $10757
2/98           $10996
5/98           $11196
8/98           $11499
11/98          $11772
2/99           $11684

LBAB Index (60%), S&P 500 Index (25%), MSCI All Country (ex U.S.) Index (5%), 3-month T-Bill (10%)

Year            Amount
----------------------
11/96*         $10000
2/97           $10110
5/97           $10437
8/97           $10813
11/97          $11204
2/98           $11716
5/98           $12001
8/98           $11778
11/98          $12668
2/99           $12844

The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Portfolio Total Return (%) and Blended Index Total Return (%) with the exact data points listed in the table below.

Yearly periods ended February 28

                                    1997*     1998     1999
-----------------------------------------------------------------------
Net Asset Value                    $12.14   $13.14   $12.51
-----------------------------------------------------------------------
Income Dividends                   $ 0.14   $ 0.48   $ 0.54
-----------------------------------------------------------------------
Capital Gains Distributions        $ 0.15   $ 0.30   $ 0.21
-----------------------------------------------------------------------
Portfolio Total Return (%)           3.64    14.96     0.88
-----------------------------------------------------------------------
Blended Index Total Return (%)       1.10    15.89     9.63
-----------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.


                           8 - Scudder Pathway Series

                    Portfolio Summary as of February 28, 1999

                         Pathway Conservative Portfolio


Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Money Market                    5%
      Fixed Income                   64%
      Equity                         31%
   --------------------------------------
                                    100%
   ======================================

The Portfolio's fixed income position benefited from the positive performance of corporate bonds and mortgage-backed securities in the period.


Asset Class Ranges
----------------------------------------

   Money Market                  0-15%
   Fixed Income                 40-80%
   Equity                       20-50%

Asset class allocations are derived from the risk profile for the Portfolio; adjustments are expected to be modest and infrequent.


Portfolio Holdings
-------------------------------------------
   Scudder Income Fund                45%
   ----------------------------------------
   Scudder Corporate Bond Fund         9%
   ----------------------------------------
   Scudder Classic Growth Fund "S"     9%
   ----------------------------------------
   Scudder GNMA Fund                   7%
   ----------------------------------------
   Scudder Growth and Income Fund      7%
   ----------------------------------------
   Scudder International Growth
      and Income Fund                  6%
   ----------------------------------------
   Scudder Large Company Value Fund    5%
   ----------------------------------------
   Scudder Cash Investment Trust       5%
   ----------------------------------------
   Scudder Small Company Value Fund    4%
   ----------------------------------------
   Scudder High Yield Bond Fund        3%
   ----------------------------------------
                                     100%
   ========================================

Slight changes in the Portfolio's asset allocation reflect a focus on high quality assets in an environment of slower global growth.





For more complete details about the Portfolio's investments, see page 16.
A quarterly Fund Summary and Portfolio Holdings are available upon request.


                           9 - Scudder Pathway Series

                              Portfolio Highlights

                           Pathway Balanced Portfolio

Pathway Balanced Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

                                   Performance

In the six-month period ended February 28, 1999, the Balanced Portfolio returned 12.52%, versus a total return of 16.79% for the Portfolio's custom benchmark. Detailed performance information is listed on Page 11. While the high level of diversification in the Portfolio held back returns during the reporting period, we believe that the presence of value stocks, international equities, and fixed income securities will lead to strong risk-adjusted returns over time.

The Portfolio's equity position accounted for a significant portion of the period's gains. In an environment where investors' primary focus was on earnings reliability, Classic Growth Fund performed extremely well. By focusing on industry leaders with strong earnings growth and minimal exposure to the turbulence overseas, the Fund was ideally positioned for the investment environment of the last six months. Our weighting in Development Fund, which focuses on fast growing, medium-sized companies, also benefited from investors' emphasis on earnings momentum. In addition, Growth and Income Fund and International Fund both provided solid returns.

The Portfolio's weighting in bond funds, which stood at 38% of assets at the end of the period, also made a positive contribution to performance. Among the four funds making up the fixed-income portion of the portfolio, the sector in which we had the heaviest weighting was corporate bonds. After hurting performance in the first two months of the period, the fixed-income component rebounded strongly in November and December. Although the strongest performer was High Yield Bond Fund, in which we only have 4% of assets, both Corporate Bond Fund and Income Fund were positioned to take advantage of the rally in corporates as well.

                               Portfolio Strategy

Due to the long-term focus of the Portfolio, it is reasonable to expect that few changes will be made in a period as short as six months. The slight adjustments we made in the period reflect our view that a higher quality portfolio will be better positioned for an environment of slower growth. As a result, we added to Portfolio's growth-oriented funds, boosting the weighting in Classic Growth Fund to 20% of assets from 19%, and raising Development Fund from 6% to 7%. We also reduced the weighting in bond funds by two percentage points, in order to take advantage of the significant values that emerged in the stock market following the fall correction. Going forward, we intend to maintain a focus on equities within the context of our diversified approach.

                           10 - Scudder Pathway Series

                   Performance Update as of February 28, 1999

-----------------------------------------------
Portfolio Index Comparison
-----------------------------------------------
                       Total Return
-----------------------------------------------
Period Ended   Growth of               Average
2/28/99          $10,000   Cumulative   Annual
-----------------------------------------------
Scudder Pathway Series: Balanced Portfolio
-----------------------------------------------
1 Year         $ 10,184      1.84%      1.84%
Life of
Portfolio*     $ 12,238     22.38%      9.25%
-----------------------------------------------

S&P 500 Index (50%), LBAB Index (35%),
MSCI All Country (ex U.S.) Index (10%),
3-month T-Bill (5%)
--------------------------------------------
1 Year         $ 11,289     12.89%     12.89%
Life of
Portfolio*     $ 14,129     41.29%     16.63%
-----------------------------------------------
* The Portfolio commenced operations on November 15,
  1996. Index comparisons begin November 30, 1996.


-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Scudder Pathway Series: Balanced Portfolio
Year            Amount
----------------------
11/96*         $10000
2/97           $10235
5/97           $10645
8/97           $11074
11/97          $11210
2/98           $11888
5/98           $12178
8/98           $10759
11/98          $11864
2/99           $12107

S&P 500 Index
Year            Amount
----------------------
11/96*         $10000
2/97           $10496
5/97           $11315
8/97           $12048
11/97          $12853
2/98           $14172
5/98           $14789
8/98           $13028
11/98          $15895
2/99           $16969

LBAB Index
Year            Amount
----------------------
11/96*         $10000
2/97           $ 9963
5/97           $10095
8/97           $10402
11/97          $10757
2/98           $10996
5/98           $11196
8/98           $11499
11/98          $11772
2/99           $11684

S&P 500 Index (50%), LBAB Index (35%),
MSCI All Country (ex U.S.) Index (10%),
3-month T-Bill (5%)

Year            Amount
----------------------
11/96*         $10000
2/97           $10232
5/97           $10758
8/97           $11229
11/97          $11689
2/98           $12516
5/98           $12904
8/98           $12098
11/98          $13681
2/99           $14129

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Portfolio Total Return (%) and Blended Index Total Return (%) with the exact data points listed in the table below.

Yearly periods ended February 28

                                        1997*     1998     1999
----------------------------------------------------------------------------
Net Asset Value                         $12.18   $13.52   $12.94
----------------------------------------------------------------------------
Income Dividends                        $ 0.16   $ 0.38   $ 0.40
----------------------------------------------------------------------------
Capital Gains Distributions             $ 0.07   $ 0.21   $ 0.43
----------------------------------------------------------------------------
Portfolio Total Return (%)                3.46    16.15     1.84
----------------------------------------------------------------------------
Blended Index Total Return (%)            2.32    22.32    12.89
----------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.

                          11 - Scudder Pathway Series

                   Portfolio Summary as of February 28, 1999

                           Pathway Balanced Portfolio


Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Money Market                    1%
      Fixed Income                   38%
      Equity                         61%
   --------------------------------------
                                    100%
   ======================================

The Portfolio's weighting in bond funds was reduced slightly in favor of equities.


Asset Class Ranges
----------------------------------------

   Money Market                  0-10%
   Fixed Income Funds           25-60%
   Equity Funds                 40-70%

Asset class allocations are derived from the risk profile for the Portfolio; adjustments are expected to be modest and infrequent.


Portfolio Holdings
--------------------------------------------

   Scudder Income Fund                  24%
   -----------------------------------------
   Scudder Classic Growth Fund "S"      20%
   -----------------------------------------
   Scudder Growth and Income Fund       16%
   -----------------------------------------
   Scudder International Fund --
      International Shares              14%
   -----------------------------------------
   Scudder Corporate Bond Fund           8%
   -----------------------------------------
   Scudder Development Fund              7%
   -----------------------------------------
   Scudder High Yield Bond Fund          4%
   -----------------------------------------
   Scudder Emerging Markets Growth Fund  3%
   -----------------------------------------
   Scudder Cash Investment Trust         1%
   -----------------------------------------
   Scudder Emerging Markets Income Fund  1%
   -----------------------------------------
   Scudder Small Company Value Fund      1%
   -----------------------------------------
   Scudder Micro Cap Fund                1%
   -----------------------------------------
                                       100%
   =========================================


Slight changes in the Portfolio's asset allocation reflect a focus on high quality assets in an environment of slower global growth.









For more complete details about the Portfolio's investments, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                          12 - Scudder Pathway Series

                              Portfolio Highlights

                            Pathway Growth Portfolio

Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds. The Portfolio also invests a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

                                   Performance

In the six-month period ended February 28, 1999, the Growth Portfolio returned 19.06%, versus a total return of 21.21% for the Portfolio's custom benchmark. Detailed performance information is listed on Page 14. It is important to keep in mind that when the major indices in the U.S. are posting impressive gains, a diversified approach that includes bonds and international stocks can result in lower absolute returns. Over the long term, however, our goal of maximizing risk-adjusted returns should be the most important consideration when assessing the Portfolio's performance.

The Portfolio's large, 83% weighting in equities provided a significant boost to its total return. The most significant contributor was Large Company Growth Fund which, as its name would suggest, was ideally positioned for the rally in large-cap stocks. Using a bottom-up stockpicking style, the Fund's management seeks to invest in industry leaders that they believe have the ability to maintain consistent earnings growth even when the economy is slowing. Our holding in 21st Century Growth Fund also allowed the Portfolio to benefit from the market's focus on top-line growth. By focusing on smaller, high-quality growth companies, particularly in the technology and health care sectors, the Fund was positioned to capitalize on the environment of the past six months. The Portfolio's weighting in International Fund also boosted returns by providing exposure to the rally in European equities.

Although the Portfolio's 16% weighting in bonds had a smaller impact on its total return than the equity position, a concentration in more aggressive fixed income funds was helpful due to the nature of the rally that followed the autumn crises. In that period, corporate bonds performed well, with high-yield issues pacing the rally. As a result, our focus on these sectors led to positive returns for the fixed income component, and added stability to the Portfolio during the period.

                               Portfolio Strategy

Since we manage the Portfolio with a long-term focus, no significant changes were implemented in the six-month reporting period. Since August 31, we increased the weighting in Large Company Growth Fund from 35% to 37% of assets, maintaining the uptrend that has been in place since the Portfolio's inception. In addition, 21st Century Growth Fund was increased from 9% of assets to 11%. Both moves are consistent with our belief that in an environment of weaker corporate profits, the companies with the most consistent revenues will continue to post the best stock price performance. Other holdings remained essentially unchanged over the period.

                           13 - Scudder Pathway Series

                   Performance Update as of February 28, 1999

---------------------------------------------------
Portfolio Index Comparison
---------------------------------------------------
                       Total Return
---------------------------------------------------
Period Ended   Growth of               Average
2/28/99          $10,000   Cumulative   Annual
---------------------------------------------------
Scudder Pathway Series: Growth Portfolio
---------------------------------------------------
1 Year         $ 10,298      2.98%      2.98%
Life of
Portfolio*     $ 12,808     28.08%     11.45%
---------------------------------------------------

S&P 500 Index (60%), MSCI All Country
(ex U.S.) Index (20%), LBAB Index (15%),
3-month T-Bill (5%)
---------------------------------------------------
1 Year         $ 11,354     13.54%     13.54%
Life of
Portfolio*     $ 14,580     45.80%     18.27%
---------------------------------------------------
*The Portfolio commenced operations on November 15,
 1996. Index comparisons begin November 30, 1996.


-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Scudder Pathway Series: Growth Portfolio
Year            Amount
----------------------
11/96*         $10000
2/97           $10336
5/97           $10910
8/97           $11340
11/97          $11399
2/98           $12294
5/98           $12608
8/98           $10633
11/98          $12031
2/99           $12660

S&P 500 Index
Year            Amount
----------------------
11/96*         $10000
2/97           $10496
5/97           $11315
8/97           $12048
11/97          $12853
2/98           $14172
5/98           $14789
8/98           $13026
11/98          $15895
2/99           $16969

S&P 500 Index (60%), MSCI All Country
(ex U.S.) Index (20%), LBAB Index (15%),
3-month T-Bill (5%)

Year            Amount
----------------------
11/96*         $10000
2/97           $10278
5/97           $10931
8/97           $11407
11/97          $11805
2/98           $12841
5/98           $13273
8/98           $12028
11/98          $13990
2/99           $14580

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Portfolio Total Return (%) and Blended Index Total Return (%) with the exact data points listed in the table below.

Yearly periods ended February 28
                                          1997*     1998     1999
-----------------------------------------------------------------------------
Net Asset Value                          $12.25   $14.07   $13.86
-----------------------------------------------------------------------------
Income Dividends                         $ 0.16   $ 0.21   $ 0.20
-----------------------------------------------------------------------------
Capital Gains Distributions              $ 0.13   $ 0.26   $ 0.43
-----------------------------------------------------------------------------
Portfolio Total Return (%)                 4.57    18.94     2.98
-----------------------------------------------------------------------------
Blended Index Total Return (%)             2.78    24.94    13.54
-----------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.


                           14 - Scudder Pathway Series

                   Portfolio Summary as of February 28, 1999

                            Pathway Growth Portfolio


Asset Allocation

-----------------------------------------

      Money Market                    1%
      Fixed Income                   16%
      Equity                         83%
   --------------------------------------
                                    100%
   ======================================

The Portfolio's equity position benefited from strong stock market performance in the period.


Asset Class Ranges
-----------------------------------------

   Money Market                   0-5%
   Fixed Income Funds           10-40%
   Equity Funds                 60-90%

Asset class allocations are derived from the risk profile for the Portfolio; adjustments are expected to be modest and infrequent.


Portfolio Holdings
---------------------------------------------

   Scudder Large Company Growth Fund     37%
   ------------------------------------------
   Scudder International Fund --
      International Shares               21%
   ------------------------------------------
   Scudder 21st Century Growth Fund      11%
   ------------------------------------------
   Scudder Micro Cap Fund                10%
   ------------------------------------------
   Scudder Income Fund                    5%
   ------------------------------------------
   Scudder Emerging Markets Growth Fund   5%
   ------------------------------------------
   Scudder High Yield Bond Fund           4%
   ------------------------------------------
   Scudder Emerging Markets Income Fund   3%
   ------------------------------------------
   Scudder Corporate Bond Fund            3%
   ------------------------------------------
   Scudder Cash Investment Trust          1%
   ------------------------------------------
                                        100%
   ==========================================

Holdings in Large Company Growth Fund and 21st Century Growth Fund allowed the Portfolio to capitalized on the market's focus on top-line growth.









For more complete details about the Portfolio's investments, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                          15 - Scudder Pathway Series

            Investment Portfolio as of February 28, 1999 (Unaudited)

                         Pathway Conservative Portfolio

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Money Market 5.0%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ------------
Scudder Cash Investment Trust (Cost $1,539,747) ...........................................    1,539,747             1,539,747
                                                                                                                  ------------

Fixed Income 63.9%
------------------------------------------------------------------------------------------------------------------------------
Scudder Corporate Bond Fund ...............................................................      231,566             2,774,157
Scudder GNMA Fund .........................................................................      148,783             2,194,548
Scudder High Yield Bond Fund ..............................................................       77,078               948,058
Scudder Income Fund .......................................................................    1,056,346            13,817,002
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $20,252,000)                                                                               19,733,765
------------------------------------------------------------------------------------------------------------------------------

Equity 31.1%
------------------------------------------------------------------------------------------------------------------------------
Scudder Classic Growth Fund "S" ...........................................................      126,978             2,660,190
Scudder Growth and Income Fund ............................................................       85,040             2,186,371
Scudder International Growth and Income Fund ..............................................      151,538             1,807,848
Scudder Large Company Value Fund ..........................................................       56,641             1,544,047
Scudder Small Company Value Fund ..........................................................       81,905             1,408,778
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $9,766,730)                                                                                       9,607,234
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $31,558,477) (a)                                                         30,880,746
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $31,561,263. At February 28, 1999, net unrealized depreciation for all securities based on tax cost was $680,517. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $368,361 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,048,878.

      During the six months ended February 28, 1999, purchases and sales of investment securities (excluding money market investments) aggregated $5,059,240 and $3,679,279, respectively.

    The accompanying notes are an integral part of the financial statements.


                           16 - Scudder Pathway Series

            Investment Portfolio as of February 28, 1999 (Unaudited)

                           Pathway Balanced Portfolio

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Money Market 1.3%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ------------
Scudder Cash Investment Trust (Cost $3,427,073) ...........................................    3,427,073             3,427,073
                                                                                                                  ------------

Fixed Income 37.5%
------------------------------------------------------------------------------------------------------------------------------
Scudder Corporate Bond Fund ...............................................................    1,733,750            20,770,330
Scudder Emerging Markets Income Fund ......................................................      369,995             2,530,764
Scudder High Yield Bond Fund ..............................................................      854,343            10,508,425
Scudder Income Fund .......................................................................    4,738,252            61,976,340
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $99,557,501)                                                                               95,785,859
------------------------------------------------------------------------------------------------------------------------------

Equity 61.2%
------------------------------------------------------------------------------------------------------------------------------
Scudder Classic Growth Fund "S" ...........................................................    2,471,601            51,780,034
Scudder Development Fund ..................................................................      485,949            18,218,235
Scudder Emerging Markets Growth Fund ......................................................      714,598             7,546,152
Scudder Growth and Income Fund ............................................................    1,571,384            40,400,277
Scudder International Fund -- International Shares ........................................      755,416            36,229,729
Scudder Micro Cap Fund ....................................................................        6,179                89,345
Scudder Small Company Value Fund ..........................................................      108,681             1,869,321
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $153,043,185)                                                                                   156,133,093
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $256,027,759) (a)                                                       255,346,025
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $256,081,273. At February 28, 1999, net unrealized depreciation for all securities based on tax cost was $735,248. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,654,407 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,389,655.

      During the six months ended February 28, 1999, purchases and sales of investment securities (excluding money market investments) aggregated $27,003,009 and $9,600,000, respectively.

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Pathway Series

            Investment Portfolio as of February 28, 1999 (Unaudited)

                            Pathway Growth Portfolio

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Money Market 1.2%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ------------
Scudder Cash Investment Trust (Cost $950,548) .............................................      950,548               950,548
                                                                                                                  ------------

Fixed Income 15.5%
------------------------------------------------------------------------------------------------------------------------------
Scudder Corporate Bond Fund ...............................................................      203,646             2,439,683
Scudder Emerging Markets Income Fund ......................................................      421,715             2,884,528
Scudder High Yield Bond Fund ..............................................................      263,872             3,245,623
Scudder Income Fund                                                                              311,344             4,072,382
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $14,811,871)                                                                               12,642,216
------------------------------------------------------------------------------------------------------------------------------

Equity 83.3%
------------------------------------------------------------------------------------------------------------------------------
Scudder 21st Century Growth Fund ..........................................................      630,947             8,732,305
Scudder Emerging Markets Growth Fund ......................................................      359,645             3,797,847
Scudder International Fund - International Shares .........................................      356,339            17,090,015
Scudder Large Company Growth Fund .........................................................      947,654            30,268,059
Scudder Micro Cap Fund ....................................................................      539,688             7,803,890
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $63,951,125)                                                                                     67,692,116
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $79,713,544) (a)                                                         81,284,880
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $79,913,355. At February 28, 1999, net unrealized appreciation for all securities based on tax cost was $1,371,525. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,925,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,554,321.

      During the six months ended February 28, 1999, purchases and sales of investment securities (excluding money market investments) aggregated $9,796,713 and $920,000, respectively.

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Pathway Series

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1999 (Unaudited)

                                                                         Conservative        Balanced          Growth
Assets                                                                     Portfolio         Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (for identified cost, see
                   accompanying investment portfolios) ..............    $ 30,880,746      $255,346,025     $ 81,284,880
                 Receivable for investments sold ....................              --                --           50,000
                 Receivable for Portfolio shares sold ...............           7,671           149,494           53,260
                 Income receivable ..................................          36,672           196,685           38,467
                                                                       ----------------  ---------------- ----------------
                 Total assets .......................................      30,925,089       255,692,204       81,426,607
Liabilities
--------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................          36,501           196,086           88,340
                 Payable for Portfolio shares redeemed ..............              --         1,399,814           30,227
                                                                       ----------------  ---------------- ----------------
                 Total liabilities ..................................          36,501         1,595,900          118,567
               ------------------------------------------------------  ----------------  ---------------- ----------------
                 Net assets, at market value                             $ 30,888,588      $254,096,304     $ 81,308,040
               ------------------------------------------------------  ----------------  ---------------- ----------------
Net Assets
--------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ................         108,196           253,793          122,396
                 Net unrealized appreciation (depreciation) on
                   investments ......................................        (677,731)         (681,734)       1,571,336
                 Accumulated net realized gain (loss) ...............         390,073         8,785,992        3,538,355
                 Paid-in capital ....................................      31,068,050       245,738,253       76,075,953
               ------------------------------------------------------  ----------------  ---------------- ----------------
                 Net assets, at market value                             $ 30,888,588      $254,096,304     $ 81,308,040
               ------------------------------------------------------  ----------------  ---------------- ----------------
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------

                 Net Asset Value, offering and redemption price        ----------------  ---------------- ----------------
                   per share                                                   $12.51            $12.94           $13.86
                   (outstanding shares of beneficial interest, $.01    ----------------  ---------------- ----------------
                   par value, unlimited number of shares
                   authorized) ......................................       2,468,276        19,639,977        5,865,351

    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Pathway Series

                             Statement of Operations
             for the six months ended February 28, 1999 (Unaudited)

                                                                         Conservative        Balanced          Growth
Investment Income                                                          Portfolio         Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Income distributions from Underlying Funds .........    $    667,680      $  3,590,352     $    544,677
               ------------------------------------------------------  ----------------  ---------------- ----------------
                 Net investment income                                        667,680         3,590,352          544,677
               ------------------------------------------------------  ----------------  ---------------- ----------------

Realized and unrealized gain (loss) on investments
--------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss):
                 Investments ........................................        (222,114)       (2,150,524)         108,969
                 Capital gain distributions from Underlying Funds ...         610,072        11,027,922        3,742,298
                                                                       ----------------  ---------------- ----------------
                                                                              387,958         8,877,398        3,851,267
                                                                       ----------------  ---------------- ----------------
                 Net unrealized appreciation (depreciation) on
                   investments during the period ....................         599,802        15,284,329        8,285,967
               ------------------------------------------------------  ----------------  ---------------- ----------------
                 Net gain (loss) on investment transactions                   987,760        24,161,727       12,137,234
               ------------------------------------------------------  ----------------  ---------------- ----------------

               ------------------------------------------------------  ----------------  ---------------- ----------------
                 Net increase (decrease) in net assets resulting
                   from operations                                       $  1,655,440      $ 27,752,079     $ 12,681,911
               ------------------------------------------------------  ----------------  ---------------- ----------------

    The accompanying notes are an integral part of the financial statements.


                           20 - Scudder Pathway Series

                       Statement of Changes in Net Assets
                         Pathway Conservative Portfolio

                                                                                                          For the Period
                                                                                                            November 15,
                                                                          Six Months     For the Eleven         1996
                                                                            Ended         Months Ended     (commencement
                                                                         February 28,      August 31,    of operations) to
                                                                             1999             1998          September 30,
Increase (Decrease) in Net Assets                                        (Unaudited)        (Note C)            1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..............................   $    667,680      $    970,613      $    283,047
                 Net realized gain (loss) ...........................        387,958           684,820           258,193
                 Net unrealized appreciation (depreciation) on
                   investments during the period ....................        599,802        (2,259,098)          981,565
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in net assets resulting
                   from operations ..................................      1,655,440          (603,665)        1,522,805
                                                                      ----------------  ----------------  ------------------
                 Distributions to shareholders from:
                 Net investment income ..............................       (614,964)       (1,003,113)         (204,885)
                                                                      ----------------  ----------------  ------------------
                 Net realized gain (loss) on investment
                   transactions .....................................       (503,342)         (419,415)           (8,323)
                                                                      ----------------  ----------------  ------------------
                 Portfolio share transactions:
                 Proceeds from shares sold ..........................      6,973,226        20,371,433        17,529,919
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ....................      1,099,756         1,391,254           206,449
                 Cost of shares redeemed ............................     (6,524,226)       (7,905,477)       (2,099,284)
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in net assets from
                   Portfolio share transactions .....................      1,548,756        13,857,210        15,637,084
                                                                      ----------------  ----------------  ------------------
                 Increase (decrease) in net assets ..................      2,085,890        11,831,017        16,946,681
                 Net assets at beginning of period ..................     28,802,698        16,971,681            25,000
                 Net assets at end of period (including
                   undistributed net investment income of $108,196,   ----------------  ----------------  ------------------
                   $55,480 and $78,162, respectively) ...............   $ 30,888,588      $ 28,802,698      $ 16,971,681
                                                                      ----------------  ----------------  ------------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Portfolio shares
                 Shares outstanding at beginning of period ..........      2,346,300         1,279,306             2,083
                                                                      ----------------  ----------------  ------------------
                 Shares sold ........................................        551,890         1,561,078         1,426,617
                 Shares issued to shareholders in reinvestment of
                   distributions ....................................         87,009           107,261            16,301
                 Shares redeemed ....................................       (516,923)         (601,345)         (165,695)
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in Portfolio shares ........        121,976         1,066,994         1,277,223
                                                                      ----------------  ----------------  ------------------
                 Shares outstanding at end of period ................      2,468,276         2,346,300         1,279,306
                                                                      ----------------  ----------------  ------------------

    The accompanying notes are an integral part of the financial statements.


                           21 - Scudder Pathway Series

                       Statement of Changes in Net Assets
                           Pathway Balanced Portfolio

                                                                                                          For the Period
                                                                                                            November 15,
                                                                          Six Months     For the Eleven         1996
                                                                            Ended         Months Ended     (commencement
                                                                         February 28,      August 31,    of operations) to
                                                                             1999             1998          September 30,
Increase (Decrease) in Net Assets                                        (Unaudited)        (Note C)            1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..............................   $  3,590,352      $  6,646,858      $  2,647,994
                 Net realized gain (loss) ...........................      8,877,398         9,895,787         1,344,002
                 Net unrealized appreciation (depreciation) on
                   investments during the period ....................     15,284,329       (33,472,924)       17,506,861
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in net assets resulting
                   from operations ..................................     27,752,079       (16,930,279)       21,498,857
                                                                      ----------------  ----------------  ------------------
                 Distributions to shareholders from:
                 Net investment income ..............................     (3,725,949)       (6,892,334)       (2,063,517)
                                                                      ----------------  ----------------  ------------------
                 Net realized gain (loss) on investment
                   transactions .....................................     (7,901,241)       (3,375,302)           (4,264)
                                                                      ----------------  ----------------  ------------------
                 Portfolio share transactions:
                 Proceeds from shares sold ..........................     41,586,572        99,139,026       188,966,219
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ....................     11,541,142        10,228,180         2,061,385
                 Cost of shares redeemed ............................    (37,627,540)      (51,844,223)      (18,337,507)
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in net assets from
                   Portfolio share transactions .....................     15,500,174        57,522,983       172,690,097
                                                                      ----------------  ----------------  ------------------
                 Increase (decrease) in net assets ..................     31,625,063        30,325,068       192,121,173
                 Net assets at beginning of period ..................    222,471,241       192,146,173            25,000
                 Net assets at end of period (including
                   undistributed net investment income of             ----------------  ----------------  ------------------
                   $253,793, $389,390 and $584,477 respectively) ....   $254,096,304      $222,471,241      $192,146,173
                                                                      ----------------  ----------------  ------------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Portfolio shares
                 Shares outstanding at beginning of period ..........     18,453,223        14,166,739             2,083
                                                                      ----------------  ----------------  ------------------
                 Shares sold ........................................      3,230,107         7,374,746        15,422,187
                 Shares issued to shareholders in reinvestment of
                 distributions ......................................        893,341           775,089           160,369
                 Shares redeemed ....................................     (2,936,694)       (3,863,351)       (1,417,900)
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in Portfolio shares ........      1,186,754         4,286,484        14,164,656
                                                                      ----------------  ----------------  ------------------
                 Shares outstanding at end of period ................     19,639,977        18,453,223        14,166,739
                                                                      ----------------  ----------------  ------------------

    The accompanying notes are an integral part of the financial statements.


                           22 - Scudder Pathway Series

                       Statement of Changes in Net Assets
                            Pathway Growth Portfolio

                                                                                                          For the Period
                                                                                                            November 15,
                                                                          Six Months     For the Eleven         1996
                                                                            Ended         Months Ended     (commencement
                                                                         February 28,      August 31,    of operations) to
                                                                             1999             1998          September 30,
Increase (Decrease) in Net Assets                                        (Unaudited)        (Note C)            1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...............................  $    544,677      $  1,013,142      $    452,702
                 Net realized gain (loss) ............................     3,851,267         2,860,017           213,932
                 Net unrealized appreciation (depreciation) on
                   investments during the period .....................     8,285,967       (12,210,035)        5,495,404
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in net assets resulting
                   from operations ...................................    12,681,911        (8,336,876)        6,162,038
                                                                      ----------------  ----------------  ------------------
                 Distributions to shareholders from:
                 Net investment income ...............................    (1,107,887)         (792,755)           (8,787)
                                                                      ----------------  ----------------  ------------------
                 Net realized gain (loss) on investment
                   transactions ......................................    (2,384,022)         (981,692)           (7,211)
                                                                      ----------------  ----------------  ------------------
                 Portfolio share transactions:
                 Proceeds from shares sold ...........................    18,202,061        39,332,277        49,883,396
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .....................     3,484,723         1,768,653            15,997
                 Cost of shares redeemed .............................   (13,335,845)      (16,796,764)       (6,496,177)
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in net assets from
                   Portfolio share transactions ......................     8,350,939        24,304,166        43,403,216
                                                                      ----------------  ----------------  ------------------
                 Increase (decrease) in net assets ...................    17,540,941        14,192,843        49,549,256
                 Net assets at beginning of period ...................    63,767,099        49,574,256            25,000
                 Net assets at end of period (including
                   undistributed net investment income of $122,396,   ----------------  ----------------  ------------------
                   $685,606 and $443,915, respectively) ..............  $ 81,308,040      $ 63,767,099      $ 49,574,256
                                                                      ----------------  ----------------  ------------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Portfolio shares
                 Shares outstanding at beginning of period ...........     5,240,260         3,503,263             2,083
                                                                      ----------------  ----------------  ------------------
                 Shares sold .........................................     1,364,499         2,799,247         3,994,728
                 Shares issued to shareholders in reinvestment of
                   distributions .....................................       251,241           133,685             1,342
                 Shares redeemed .....................................      (990,649)       (1,195,935)         (494,890)
                                                                      ----------------  ----------------  ------------------
                 Net increase (decrease) in Portfolio shares .........       625,091         1,736,997         3,501,180
                                                                      ----------------  ----------------  ------------------
                 Shares outstanding at end of period .................     5,865,351         5,240,260         3,503,263
                                                                      ----------------  ----------------  ------------------

    The accompanying notes are an integral part of the financial statements.


                           23 - Scudder Pathway Series

                              Financial Highlights

                         Pathway Conservative Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             November 15,
                                                                                           For the Eleven        1996
                                                                        Six Months Ended    Months Ended     (commencement
                                                                          February 28,       August 31,    of operations) to
                                                                            1999 (a)          1998 (a)       September 30,
                                                                           (Unaudited)        (Note C)           1997
============================================================================================================================
                                                                        ----------------------------------------------------
Net asset value, beginning of period ................................       $12.28           $13.27            $12.00
                                                                        ----------------------------------------------------
Income from investment operations:
Net investment income ...............................................          .28              .51               .39
Net realized and unrealized gain on investment transactions .........          .70             (.63)             1.36
                                                                        ----------------------------------------------------
Total from investment operations ....................................          .98             (.12)             1.75
                                                                        ----------------------------------------------------
Less distributions:
From net investment income ..........................................         (.54)            (.57)             (.33)
From net realized gain on investments ...............................         (.21)            (.30)             (.15)
                                                                        ----------------------------------------------------
Total distributions .................................................         (.75)            (.87)             (.48)
                                                                        ----------------------------------------------------

                                                                        ----------------------------------------------------
Net asset value, end of period ......................................       $12.51           $12.28            $13.27
                                                                        ----------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) ................................................         5.69**          (1.10)**          14.99**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................           31               29                17
Ratio of operating expenses to average daily net assets (%) (b) .....           --               --                --
Ratio of net investment income to average daily net assets (%) ......         4.45*            4.21*             3.67*
Portfolio turnover rate (%) .........................................         25.6*            31.5*             42.0*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.
*     Annualized
**    Not annualized


                           24 - Scudder Pathway Series

                              Financial Highlights

                           Pathway Balanced Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             November 15,
                                                                                           For the Eleven        1996
                                                                        Six Months Ended    Months Ended     (commencement
                                                                          February 28,       August 31,    of operations) to
                                                                            1999 (a)          1998 (a)       September 30,
                                                                           (Unaudited)        (Note C)           1997
============================================================================================================================
                                                                        ----------------------------------------------------
Net asset value, beginning of period .................................      $12.06           $13.56            $12.00
                                                                        ----------------------------------------------------
Income from investment operations:
Net investment income ................................................         .19              .39               .37
Net realized and unrealized gain on investment transactions ..........        1.52            (1.26)             1.59
                                                                        ----------------------------------------------------
Total from investment operations .....................................        1.71             (.87)             1.96
                                                                        ----------------------------------------------------
Less distributions:
From net investment income ...........................................        (.40)            (.42)             (.33)
From net realized gain on investments ................................        (.43)            (.21)             (.07)
                                                                        ----------------------------------------------------
Total distributions ..................................................        (.83)            (.63)             (.40)
                                                                        ----------------------------------------------------

                                                                        ----------------------------------------------------
Net asset value, end of period .......................................      $12.94           $12.06            $13.56
                                                                        ----------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) .................................................       12.52**          (6.78)**          16.67**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................         254              222               192
Ratio of operating expenses to average daily net assets (%) (b) ......          --               --                --
Ratio of net investment income to average daily net assets (%) .......        2.98*            3.15*             2.96*
Portfolio turnover rate (%) ..........................................         8.0*            28.2*             24.3*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.
*     Annualized
**    Not annualized


                           25 - Scudder Pathway Series

                              Financial Highlights

                            Pathway Growth Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             November 15,
                                                                                           For the Eleven        1996
                                                                        Six Months Ended    Months Ended     (commencement
                                                                          February 28,       August 31,    of operations) to
                                                                            1999 (a)          1998 (a)       September 30,
                                                                           (Unaudited)        (Note C)           1997
============================================================================================================================
                                                                        ----------------------------------------------------
Net asset value, beginning of period .................................      $12.17           $14.15            $12.00
                                                                        ----------------------------------------------------
Income from investment operations:
Net investment income ................................................         .10              .23               .29
Net realized and unrealized gain on investment transactions ..........        2.22            (1.74)             2.15
                                                                        ----------------------------------------------------
Total from investment operations .....................................        2.32            (1.51)             2.44
                                                                        ----------------------------------------------------
Less distributions:
From net investment income ...........................................        (.20)            (.21)             (.16)
From net realized gain on investments ................................        (.43)            (.26)             (.13)
                                                                        ----------------------------------------------------
Total distributions ..................................................        (.63)            (.47)             (.29)
                                                                        ----------------------------------------------------

                                                                        ----------------------------------------------------
Net asset value, end of period .......................................      $13.86           $12.17            $14.15
                                                                        ----------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) .................................................       19.06**         (10.94)**          20.79**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................          81               64                50
Ratio of operating expenses to average daily net assets (%) (b) ......          --               --                --
Ratio of net investment income to average daily net assets (%) .......        1.48*            1.78*             2.09*
Portfolio turnover rate (%) ..........................................         2.5*            23.8*             15.1*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Funds' expenses.
*     Annualized
**    Not annualized


                           26 - Scudder Pathway Series

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

The Conservative, Balanced, and Growth Portfolios (the "Portfolios") are each diversified series of Scudder Pathway Series (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is composed of six separate diversified portfolios, four of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

These financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986 which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions from net investment income from the Conservative and Balanced Portfolios are declared and paid quarterly in March, June, September and December. Distributions of net investment income and net realized gains from the Growth Portfolio are made annually. During any particular year net realized gains, in excess of available capital loss carryforwards, would be taxable to each such Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The Portfolios use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Income is recorded on the accrual basis.

                               B. Related Parties

Under the Special Servicing Agreement entered into by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios, the Adviser arranges for all services pertaining to the operations of the Portfolios. If the Trustees determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no


                          27 - Scudder Pathway Series

Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of any Portfolio, the Adviser will pay certain costs on behalf of the respective Portfolio. For the six months ended February 28, 1999, the Adviser incurred expenses in the amount of $57,960 on behalf of the Conservative Portfolio. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolios during the period. The Adviser has assumed the organization costs of each Portfolio.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Portfolio's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Portfolios approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At February 28, 1999, Conservative Portfolio held the following Underlying Funds' outstanding shares: approximately 8% of the Scudder Corporate Bond Fund. At February 28, 1999, the Balanced Portfolio held the following Underlying Funds' outstanding shares: 56% of the Scudder Corporate Bond Fund, 38% of the Scudder Classic Growth Fund, 8% of the Scudder Income Fund, 7% of the Scudder Emerging Markets Growth Fund and 5% of the Scudder High Yield Bond Fund. At February 28, 1999, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 21% of the Scudder 21st Century Fund, 8% of the Scudder Micro Cap Fund and 7% of the Scudder Corporate Bond Fund.

                               C. Year End Change

On August 12, 1998, the Board of Trustees of the Portfolios changed the fiscal year end from September 30 to August 31.

                               D. Lines of Credit

The Portfolios and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Portfolios may borrow up to a maximum of 33 percent of its net assets under the agreement.


                          28 - Scudder Pathway Series

                           Shareholder Meeting Results

                         Pathway Conservative Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series:
Conservative Portfolio (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         1,233,322           38,178            56,126               0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         1,182,915           49,759            83,636             11,316





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           29 - Scudder Pathway Series

                           Shareholder Meeting Results

                           Pathway Balanced Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series:
Balanced Portfolio (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         9,340,866           294,870           305,645              0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         9,216,308           202,480           511,759            10,834




--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           30 - Scudder Pathway Series

                           Shareholder Meeting Results

                            Pathway Growth Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series:
Growth Portfolio (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         2,778,994           109,833           122,939              0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         2,656,436           133,010           179,716            42,604





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           31 - Scudder Pathway Series

                              Officers and Trustees

Daniel Pierce*
President

Dr. Rosita P. Chang
Trustee; Professor of Finance,
University of Rhode Island

Edgar R. Fiedler
Trustee; Senior Fellow and
Economic Counsellor, The
Conference Board, Inc.

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of
Business Administration,
Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal and
Senior Lecturer, Harvard
University

Kathryn L. Quirk*
Vice President and Assistant
Secretary

Ann M. McCreary*
Vice President

Thomas W. Joseph*
Vice President

Benjamin W. Thorndike*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                          32 - Scudder Pathway Series

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           33 - Scudder Pathway Series

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           34 - Scudder Pathway Series


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           35 - Scudder Pathway Series

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


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